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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                         California Water Service Group
             (Exact name of registrant as specified in its charter)

            Delaware                    1-13883                 77-0448994
            --------                    -------                 ----------
 (State or other jurisdiction     (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification Number)


        1720 North First Street
          San Jose, California                                95112
          --------------------                                -----
(Address of principal executive offices)                    (Zip Code)

                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.
(Amounts in thousands)

On March 28, 2006, the Company received an amended report from its actuary regarding the future benefit payments expected to be paid related to the Company's pension plan(s) in each of the next five fiscal years and in the aggregate for the five fiscal years thereafter.

The following corrects and replaces two sentences contained in the third paragraph of Note 12 "Employee Benefit Plans" in the Notes to the Consolidated Financial Statements attached as part of Exhibit 13.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2005:

     Delete:

     Excluding costs to annuitize future retirement benefits, benefits expected to be paid in each year from 2006 to 2010 are $2,610, $3,266, $4,412,
     $5,617 and $5,683, respectively. The aggregate benefit expected to be paid in the five years 2011 through 2015 is $39,142.

     Replaced by:

     If monthly benefits are paid to future retirees, rather than with a purchase of an annuity, payments expected to be made in each year from 2006 to 2010 are $920, $1,210, $1,673, $2,239 and $2,870, respectively. The aggregate benefits expected to be paid in the five years 2011 through 2015 is $26,729. If annuities are purchased for the retirees rather than making monthly payments, the payments for the same time period would be approximately $2,819, $3,947, $5,448, $6,922 and $7,425, respectively. The aggregate benefit expected to be paid for annuities in the five years 2011 through 2015 would be approximately $51,006.


The impact of the above change did not affect the Balance Sheets, Statements of Income or Statements of Cash Flows or other disclosures in the Notes to Consolidated Financial Statements.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   March 29, 2006


                                  CALIFORNIA WATER SERVICE GROUP


                                  By:  /s/  Martin Kropelnicki
                                     ----------------------------
                                       Martin Kropelnicki
                                       Vice President, Chief Financial Officer
                                       and Treasurer
                                       (Duly Authorized Officer)